SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-03718	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2370, Salt Lake City, Utah 84111
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K (“Amendment No. 2”) amends the Current Report on Form 8-K of Park City Group, Inc. (the “Company”) first filed with the Securities and Exchange Commission on July 1, 2015 (the “Original Filing”) and subsequently amended on September 15, 2015 (“Amendment No. 1”). The sole purpose of this Amendment No. 2 is to replace the report of the Company’s independent accountant and related disclosure in the financial statements and accompanying footnotes of ReposiTrak, Inc. (“ReposiTrak”) for the years ended June 30, 2015 and 2014 set forth in Exhibit 99.1.  Amendment No. 1 contained an explanatory paragraph in the unqualified opinion of the independent auditor, which was included in error, regarding ReposiTrak's ability to continue as a going concern.  The explanatory paragraph and all related disclosure has been removed from Exhibit 99.1, as filed with this Amendment No. 2, and Exhibit 99.1 is amended and restated in its entirety by this Amendment No. 2.

This Amendment No. 2 does not amend or otherwise update any other information in the Original Filing or Amendment No. 1. Except as stated herein, this Amendment No. 2 does not reflect events occurring after the Original Filing or Amendment No. 1 and no attempt has been made in this Amendment No. 2 to modify or update other disclosures as presented in the Original Filing or Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of ReposiTrak as of and for the years ended June 30, 2015 and 2014, and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro-Forma Financial Information

The unaudited pro-forma financial information giving effect to the acquisition of ReposiTrak as of June 30, 2015 and 2014 required by this Item is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Forward-looking statements

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. If such risks or uncertainties materialize, or such assumptions prove incorrect, our results and those of our consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the Acquisition; statements about our plans relating to the Acquisition; statements about the future financial and accounting impact of the Acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the Acquisition may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in our reports that are filed with the Securities and Exchange Commission, including, but not limited to, the risks described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and our other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP, INC.

Date: September 16, 2015	By:	/s/ Edward L. Clissold
Edward L. Clissold
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The audited financial statements of ReposiTrak, Inc. as of and for the years ended June 30, 2015 and 2014.
99.2 (1)	The unaudited pro forma condensed combined financial information of Park City Group, Inc. for the fiscal year ended June 30, 2015.

(1)	Filed as Exhibit 99.2 to Amendment No. 1 to our Current Report on Form 8-K, filed on September 15, 2015.